UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	March 7, 2018

__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	1-6903	75-0225040
(State or other jurisdiction of incorporation	(Commission File No.)	(I.R.S. Employer Identification No.)

2525 N. Stemmons Freeway, Dallas, Texas		75207-2401
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code:	214-631-4420
Not Applicable
Former name or former address, if changed since last report
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(b) Director Retirement
On March 7, 2018, Adrian Lajous informed Trinity Industries, Inc. (the “Company”) that he has decided to retire from the Company’s Board of Directors (the “Board”) effective at the Company’s 2018 Annual Meeting of Stockholders, which is the end of his current term. Mr. Lajous’ decision not to stand for re-election is not the result of any disagreement with management or the Board related to the Company’s operations, policies, or practices.
(e) First Amended and Restated Trinity Industries, Inc. Annual Incentive Plan
On March 8, 2018, the Company adopted, effective January 1, 2018, the First Amended and Restated Trinity Industries, Inc. Annual Incentive Plan (the “Amended Annual Plan”). Upon recommendation of its Human Resources Committee, the Board approved the Amended Annual Plan. The Amended Annual Plan amended and restated in its entirety the Annual Incentive Plan (the “Prior Plan”) adopted, effective January 1, 2013, and incorporated the following changes, among others, as compared to the Prior Plan:

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The Amended Annual Plan contains supplements to the listed performance criteria to make such criteria consistent with the Fourth Amended and Restated Trinity Industries, Inc. 2004 Stock Option and Incentive Plan, which was approved at the 2017 Annual Meeting of Stockholders.

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The Amended Annual Plan contains modifications in light of the legislative changes to Internal Revenue Code (“IRC”) Section 162(m), including the removal of references to the performance-based exception under IRC Section 162(m), the removal of IRC Section 162(m) plan limitations, and the addition of positive discretion with respect to award amounts.

The foregoing description of the Amended Annual Plan does not purport to be complete and is qualified in its entirety by reference to the Amended Annual Plan, which is filed as Exhibit 10.1 hereto and is incorporated by reference herein.
Item 9.01 Financial Statements and Exhibits.
(a) - (c) Not applicable.
(d) Exhibits:
Exhibit No. / Description
10.1 First Amended and Restated Trinity Industries, Inc. Annual Incentive Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Trinity Industries, Inc.

March 9, 2018	By:	/s/ James E. Perry
Name: James E. Perry
Title: Senior Vice President and Chief Financial Officer